SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2007
ECHOSTAR COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)		80112 (Zip Code)
Registrant’s telephone number, including area code: (303) 723-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
The attached press release confirms that effective February 15, 2007, EchoStar Communications Corporation completed the previously announced optional redemption of all of its outstanding 5 3/4% Convertible Subordinated Notes due 2008.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:

99.1	Press Release “EchoStar Completes Early Redemption of 5 3/4% Convertible Subordinated Notes” dated February 16, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION
Dated: February 16, 2007	By:	/s/ Bernard L. Han
Bernard L. Han
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release “EchoStar Completes Early Redemption of 5 3/4% Convertible Subordinated Notes” dated February 16, 2007.